SUB-ITEM 77Q1: Exhibits
77Q1(e): Copies of new or amended Registrant
Advisory contracts
Investment Sub-Advisory Agreement, dated December 9,
2014, between SIMC and Beachhead Capital Management with respect to the Long/Short Equity Fund is herein incorporated by reference to Exhibit (d)(2) of Post-
Effective Amendment No. 102 to Registrants
Registration Statement on Form N-1A (File Nos. 333-
169727 and 811-22480), filed with the SEC on January
28, 2015.

Investment Sub-Advisory Agreement, dated December
10, 2014, between SIMC and Snow Capital Management with respect to the Tax-Managed Small/Mid Cap Fund is herein incorporated by reference to Exhibit
(d)(74) of Post-Effective Amendment No. 102 to
Registrants Registration Statement on Form N-1A
(File Nos. 333-169727 and 811-22480), filed with the
SEC on January 28, 2015.

Investment Sub-Advisory Agreement, dated December
10, 2014, between SIMC and Snow Capital Management with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 102 to Registrants
Registration Statement on Form N-1A (File Nos. 333-
169727 and 811-22480), filed with the SEC on January
28, 2015.

Investment Sub-Advisory Agreement, dated December
10, 2014, between SIMC and EAM investors with respect to the Small Cap Growth Fund and Small Cap
Funds are herein incorporated by reference to Exhibit (d)(30) of Post-Effective Amendment No. 102 to Registrants Registration Statement on Form N-1A
(File Nos. 333-169727 and 811-22480), filed with the
SEC on January 28, 2015.

Investment Sub-Advisory Agreement, dated December
10, 2014, between SIMC and Castleark Management with respect to the Tax-Managed Small/Mid Cap Fund is herein incorporated by reference to Exhibit (d)(27) of Post-Effective Amendment No. 102 to Registrants
Registration Statement on Form N-1A (File Nos. 333-
169727 and 811-22480), filed with the SEC on October
1, 2014.

Investment Sub-Advisory Agreement, dated December
10, 2014, between SIMC and Arrowpoint Asset
Management, LLC with respect to the Small Cap Growth
Fund is herein incorporated by reference to Exhibit
(d)(20) of Post-Effective Amendment No. 102 to
Registrants Registration Statement on Form N-1A
(File Nos. 333-169727 and 811-22480), filed with the
SEC on January 28, 2015.

Amended Investment Sub-Advisory Agreement Schedule
B, dated December 9, 2014, between SIMC and the
Trust is herein incorporated by reference to Exhibit
(d)(2) of Post-Effective Amendment No. 102 to
Registrants Registration Statement on Form N-1A
(File Nos. 333-169727 and 811-22480), filed with the
SEC on January 28, 2015.